Exhibit 99.1

For Immediate Release:

CONTACT:

Bob Husted	David Rosenthal
Investor Relations Manager	Chief Financial Officer
(303) 440-5330 ext. 350	(303) 440-5330 ext. 201
bhusted@spectralink.com	drosenthal@spectralink.com

SpectraLink Grows Quarterly Revenue by 33% Year-over-Year

BOULDER, Colo. — April 21, 2004 — SpectraLink Corporation (Nasdaq: SLNK) today reported revenue for the first quarter of 2004 of $19.3 million, representing a 33% increase in revenue over the same period a year ago. Net income for the quarter grew by almost 100%, year-over-year, to $2.1 million, or $0.11 earnings per diluted share. For the first quarter of 2003, revenue was $14.6 million and net income was $1.1 million, or $0.06 earnings per diluted share.

“I am very pleased with such strong year-over-year growth in both revenue and earnings for the quarter,” said John Elms, SpectraLink president and CEO. “We were able to deliver the second highest quarterly revenue in SpectraLink’s history. This solid financial performance allowed us to extend our series to 23 consecutive quarters of positive net income and 21 consecutive quarters of positive cash from operations, while balance sheet cash and cash equivalents grew to over $52 million.”

“We complemented our noteworthy financials with the signing of two key OEM relationships this quarter,” continued Elms. “Nortel Networks and Alcatel will begin selling SpectraLink NetLink Wireless Telephones under their brand names later this year. These agreements further our corporate strategy of creating partnerships with the major players in the telecommunications industry, and position us to expand our reach not only domestically, but also internationally.”

Webcast Information

SpectraLink will hold an audio webcast to discuss first quarter 2004 earnings results, today, April 21, at 4:30 p.m. Eastern Time. You can access the webcast and replay at www.spectralink.com.

About SpectraLink

SpectraLink Corporation (Nasdaq: SLNK) is the leading U.S. manufacturer and provider of wireless telephone systems for the workplace. SpectraLink distributes its products through strategic OEM partnerships, industry-leading service, equipment, and application providers, cultivating a vast customer base among industries including retail, education, healthcare, manufacturing, finance, information systems and telecommunications. For more information, visit http://www.spectralink.com.

Portions of this release contain forward-looking statements regarding future events based on current expectations. These forward-looking statements and other statements, such as statements regarding the future financial performance of SpectraLink, are subject to risks and uncertainties. Prospective investors should not place undue reliance on such forward-looking statements. SpectraLink cautions you that there are factors that could cause actual results to differ materially from the results indicated by such statements. These factors include, but are not limited to: the inability to close several large orders in the sales pipeline; adverse changes in economic and business conditions affecting SpectraLink’s customers; the failure of the market for on-premises wireless telephone systems to grow or to grow as quickly as SpectraLink anticipates; the intensely competitive nature of the wireless communications industry, and a customer preference to buy all telephone communications systems from a single source provider that manufactures and sells PBX or key/hybrid systems; SpectraLink’s reliance on sole or limited sources of supply for many components and equipment used in its manufacturing process; the risk of business interruption arising from SpectraLink’s dependence on a single manufacturing facility; changes in rules and regulations of the FCC; and SpectraLink’s reliance on its 802.11 technology partners to continue to provide the wireless local area network for SpectraLink’s NetLink product, and to provide access points which support SpectraLink Voice Priority. For additional information concerning factors that could cause actual results to differ materially from the results indicated by the forward-looking statements and other statements in this release, we refer you to the documents SpectraLink files from time to time with the Securities and Exchange Commission, including the section titled Forward-Looking Statement Factors in our Annual Report on Form 10-K for the year ended December 31, 2003. This filing is available on the Investors section of SpectraLink’s website located at www.spectralink.com. SpectraLink expressly disclaims any obligation to update or revise any forward-looking statements contained herein to reflect future events or developments after the date hereof.

SPECTRALINK CORPORATION AND SUBSIDIARY
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands except per share amounts)
(unaudited)

	March 31,	December 31,
	2004	2003
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$52,569	$51,861
Trade accounts receivable, net of allowance of $351 and $341, respectively	14,371	14,470
Income taxes receivable	—	204
Inventory, net of allowance of $697 and $591, respectively	9,267	7,653
Deferred income tax — current portion	1,649	1,562
Other	933	800

Total current assets	78,789	76,550
Property and equipment, at cost:
Furniture and fixtures	2,651	2,312
Equipment	9,390	9,245
Leasehold improvements	1,016	989

	13,057	12,546
Less — accumulated depreciation	(8,849)	(8,463)

Net property and equipment	4,208	4,083
Deferred income tax — non current portion	153	151
Other long term assets	401	387

TOTAL ASSETS	$83,551	$81,171

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$1,991	$1,453
Accrued payroll, commissions and employee benefits	1,991	3,114
Accrued sales, use and property taxes	733	724
Accrued warranty expenses	594	493
Other accrued expenses and liabilities	2,434	2,269
Income taxes payable	875	—
Deferred revenue	6,691	6,319

Total current liabilities	15,309	14,372
LONG-TERM LIABILITIES	249	250

TOTAL LIABILITIES	15,558	14,622

STOCKHOLDERS’ EQUITY:
Preferred stock, 5,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 50,000 shares authorized, 22,932 and 22,800 shares issued, respectively, and 19,003 and 18,871 shares outstanding, respectively	229	227
Additional paid-in capital	72,251	71,010
Retained earnings	24,907	24,706
Treasury stock, 3,929 shares, at cost	(29,394)	(29,394)

TOTAL STOCKHOLDERS’ EQUITY	67,993	66,549

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$83,551	$81,171

SPECTRALINK CORPORATION AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2004	2003
NET SALES	$19,313	$14,568
COST OF SALES	6,766	4,918

Gross Profit	12,547	9,650
OPERATING EXPENSES:
Research and Development	2,066	1,903
Marketing and Selling	6,033	5,144
General and Administrative	1,216	995

Total Operating Expenses	9,315	8,042

INCOME FROM OPERATIONS	3,232	1,608
INVESTMENT INCOME AND OTHER	157	95

INCOME BEFORE INCOME TAXES	3,389	1,703
INCOME TAX EXPENSE	1,288	647

NET INCOME	$2,101	$1,056

BASIC EARNINGS PER SHARE	$0.11	$0.06

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING	18,940	18,590

DILUTED EARNINGS PER SHARE	$0.11	$0.06

DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING	19,770	18,800

SPECTRALINK CORPORATION AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	For the Three Months Ended
	March 31,
	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$2,101	$1,056
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	386	257
Income tax benefit from the exercise of stock options	194	12
Provision for bad debts	35	11
Provision for excess and obsolete inventory	128	90
Deferred income taxes	(89)	—
Changes in assets and liabilities - Decrease in trade accounts receivable	64	471
Decrease in income taxes receivable	204	—
Increase in inventory	(1,742)	(322)
Increase in other assets	(147)	(158)
Increase in accounts payable	538	81
Increase in accrued liabilities, income taxes payable and deferred revenue	383	712

Net cash provided by operating activities	2,055	2,210

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(490)	(388)

Net cash used in investing activities	(490)	(388)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments under long-term obligation	(6)	—
Proceeds from exercises of common stock options	1,049	64
Dividends paid	(1,900)	—
Purchases of treasury stock	—	(1,789)

Net cash used in financing activities	(857)	(1,725)

INCREASE IN CASH AND CASH EQUIVALENTS	708	97
CASH AND CASH EQUIVALENTS, beginning of period	51,861	44,211

CASH AND CASH EQUIVALENTS, end of period	$52,569	$44,308

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income taxes	$106	$79

SUPPLEMENTAL DISCLOSURE OF NON CASH INVESTING AND FINANCING ACTIVITIES:
Assets acquired under long-term obligation	$21	$—